ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBTX1              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX FOCUS 30 FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Large Capitalization Value Portfolio in
    exchange for shares of the Saratoga Large Capitalization Value Portfolio;              [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                             ORBITEX FOCUS 30 FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBTX3              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX CASH RESERVES FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga U.S. Government Money Market Portfolio in exchange for shares of the Saratoga U.S. Government Money Market
    Portfolio;                                                                             [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                           ORBITEX CASH RESERVES FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBTX5              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX HEALTH & BIOTECHNOLOGY FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Health & Biotechnology Portfolio in
    exchange for shares of the Saratoga Health & Biotechnology Portfolio;                  [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================
                      ORBITEX HEALTH & BIOTECHNOLOGY FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBTX7              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX MEDICAL SCIENCES FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Health & Biotechnology Portfolio in
    exchange for shares of the Saratoga Health & Biotechnology Portfolio;                  [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                         ORBITEX MEDICAL SCIENCES FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBTX9              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Health & Biotechnology Portfolio in
    exchange for shares of the Saratoga Health & Biotechnology Portfolio;                  [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBT11              KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX INFO-TECH & COMMUNICATIONS FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Technology & Communications Portfolio in exchange for shares of the Saratoga Technology & Communications
    Portfolio;                                                                             [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                    ORBITEX INFO-TECH & COMMUNICATIONS FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBT13             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX EMERGING TECHNOLOGY FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Technology & Communications Portfolio in
    exchange for shares of the Saratoga Technology & Communications Portfolio;             [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                        ORBITEX EMERGING TECHNOLOGY FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBT15             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX FINANCIAL SERVICES FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Financial Services Portfolio in exchange
    for shares of the Saratoga Financial Services Portfolio;                               [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                        ORBITEX FINANCIAL SERVICES FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBT17             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX ENERGY & BASIC MATERIALS FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Energy & Basic Materials Portfolio in
    exchange for shares of the Saratoga Energy & Basic Materials Portfolio;                [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                     ORBITEX ENERGY & BASIC MATERIALS FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBT19             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX CATERPILLAR MID-CAP RELATIVE VALUE FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Mid Capitalization Portfolio in exchange
    for shares of the Saratoga Mid Capitalization Portfolio;                               [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                 ORBITEX CATERPILLAR MID-CAP RELATIVE VALUE FUND
                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 18, 2002

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================

ORBITEX FUNDS                                              To vote by Telephone
4020 SOUTH 147TH STREET, SUITE 2
OMAHA, NE 68137                                            1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Call 1-800-690-6903.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Internet

                                                           1) Read the Proxy Statement and have the proxy card below
                                                              at hand.
                                                           2) Go to Website www.proxyvote.com.
                                                           3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                                                           To vote by Mail

                                                           1) Read the Proxy Statement.
                                                           2) Check the appropriate boxes on the proxy card below.
                                                           3) Sign and date the proxy card.
                                                           4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ORBT21             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================

ORBITEX GROWTH FUND

The Board of Trustees unanimously recommends a vote FOR all proposals.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Proposals:                                                                                 For           Against        Abstain

(1) To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of your Fund will be combined with those of the Saratoga Mid Capitalization Portfolio in exchange
    for shares of the Saratoga Mid Capitalization Portfolio;                               [ ]             [ ]           [ ]

(2) To approve a new investment management agreement for your Fund with
    Orbitex-Saratoga Capital Management, LLC; and                                          [ ]             [ ]           [ ]

(3) To transact such other business as may properly come before the Meeting, or any adjournments thereof.

-------------------------------------------------------------                   ----------------------------------------------------


-------------------------------------------------------------                   ----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                                     Signature (Joint Owners)      Date
====================================================================================================================================

================================================================================

                              ORBITEX GROWTH FUND
                NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 18, 2002

                                     PROXY

           This proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints Bruce E. Ventimiglia and William P. Marra as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of beneficial interest of your Fund, a series of the Orbitex Group of Funds, held of record by the undersigned on October 23, 2002 at the Special Joint Meeting of Shareholders of the Fund to be held on December 18, 2002 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

================================================================================